SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2005

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Manaris Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-33199	88-047848
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1155 Rene-Levesque Blvd. West, Suite 2720 Montreal, Quebec Canada H3B 2K8 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (514) 337-2447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02. Unregistered Sales of Equity Securities

On August 9, 2005, Manaris Corporation (the “Company”) completed a special warrant offering to certain holders of the Company’s warrants (the “Special Warrant Offer”).

Each holder participating in the Special Warrant Offer by exercising any Series E Warrants at $0.35 per share received new Series G incentive warrants (the “Series G incentive warrants”) and new Series I incentive warrants (the “Series I Incentive Warrants”), each in an amount equal to 100% of the number of shares of the Company’s common stock issued upon exercise of the Series E Warrants pursuant to the Special Warrant Offer. Each of the Series G Incentive Warrants and the Series I Incentive Warrants have a term of four and one-half years, contain piggyback registration rights, contain full ratchet anti-dilution protection and have an exercise price equal to $0.35 and $0.50 per share, respectively.

Each holder participating in the Special Warrant Offer by exercising any Class A Warrants, Series A Warrants or Series F Warrants received new Series H incentive warrants (the “Series H Incentive Warrants”) and new Series J incentive warrants (the “Series J Incentive Warrants”), each in an amount equal to twenty-five percent (25%) and fifty percent (50%), respectively, of the number of shares of the Company’s common stock issued upon exercise of the Class A Warrants, the Series A Warrants or the Series F Warrants pursuant to the Special Warrant Offer. Each of the Series H Incentive Warrants and Series J Incentive Warrants have a term of four and one-half years, contain piggyback registration rights and have an exercise price equal to $0.35 and $0.50 per share, respectively.

The Company received gross proceeds of $2,576,117.87 in connection with the Special Warrant Offer and new warrants were issued in the following amounts: (i) 3,422,977 Series G Incentive Warrants, (ii) 3,422,977 Series I Warrants, (iii) 890,590 Series H Warrants and (iv) 1,781,180 Series J Warrants.

In connection with the Special Warrant Offer, the Company also issued to the placement agent and its designees warrants to purchase up to 578,760 shares of common stock at an exercise price of $0.35 and 52,251 shares of common stock at an exercise price of $0.001. The placement agent warrants are exercisable immediately and will expire on the fifth anniversary of the issue date.

The Company and the holders consummated the Special Warrant Offer in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933, as amended, and pursuant to Regulation D promulgated thereunder.

A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.  Description
99.1           Press Release dated August 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Manaris Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2005

MANARIS CORPORATION

By:  /s/ Stephane Solis
Name: Stephane Solis
Title: President and CEO

Exhibit Index

Exhibit No.  Description

99.1           Press Release dated August 9, 2005.